UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2003
(Date of Report - Date of earliest event reported on)

COMMUNITY BANCORP.

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable
(Former name, former address, if changed since last report)

EXPLANATORY NOTE: The sole purpose of this filing is to furnish the earnings and other information of Community Bancorp. (the "Company") for the period ended September 30, 2003, previously furnished under Item 9, under Items 7 and 12 of Form 8-K.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Inapplicable.

(b)	Inapplicable.

(c)	Exhibits.

The following exhibit, referred to in Item 12 of this amended report, is furnished, not filed, herewith:

Exhibit 99.1 - Text of press release, dated October 8, 2003, announcing the Company's results for the quarter ended September 30, 2003;

Item 12. Results of Operations and Financial Condition.

The following information, as well as Exhibit 99.1 referred to therein, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly provided by specific reference in such filing:

On October 8, 2003, the Company announced earnings and other financial information for the period ended September 30, 2003. The text of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: October 20, 2003
Stephen P. Marsh,
Vice President & Treasurer